SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

 SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2003

AVAYA INC.
(Exact name of registrant as specified in its charter)

Delaware	1-15951	22-3713430
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

211 Mount Airy Road Basking Ridge, NJ		07920
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (908) 953-6000

Item 7. Financial Statements and Exhibits.

(c)          Exhibits.

99.1 Press Release of Avaya Inc. dated April 24, 2003.

Item 9. Regulation FD Disclosure.

In accordance with SEC Release No. 33-8126, the following information, which is intended to be furnished under Item 12, “Results of Operations and Financial Condition,” is instead being furnished under Item 9, “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On April 24, 2003, Avaya Inc. (the “Company”) issued a press release reporting financial results for the fiscal quarter ended March 31, 2003 and held a public webcast in connection with the issuance of the press release. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated into this Form 8-K by reference.

The press release and the webcast presentation include a discussion of the Company’s historical financial results for each of the three- and six-month periods ended March 31, 2003 using certain non-GAAP financial measures, including operating income (loss), pre-tax income (loss), net loss and loss per share, each excluding restructuring charges, reversals of prior restructuring charges and gains and losses related to the repurchase of certain of the Company’s debt, as well as earnings before interest, taxes, depreciation and amortization (“EBITDA”).   In addition, prior period operating results exclude restructuring charges and charges related to asset impairments.

A “non-GAAP financial measure” is defined as a numerical measure of a company’s performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles (“GAAP”). Pursuant to the requirements of Regulation G, the Company has included in its press release a reconciliation of all non-GAAP financial measures disclosed in the press release to the most directly comparable GAAP financial measure.  To the extent a reconciliation of a non-GAAP financial measure discussed in the webcast has not been provided in the press release, the Company has either provided an oral reconciliation of the non-GAAP financial measure to the most directly comparable GAAP financial measure during the webcast or has posted a reconciliation of such non-GAAP financial measure on the Company’s website at www.avaya.com/investors.

Management of the Company excludes restructuring charges, reversals of prior restructuring charges, gains and losses from the repurchase of the Company’s debt and charges related to asset impairments from the operating performance measures described above in monitoring and evaluating the Company’s ongoing financial results and trends. Management believes these non-GAAP operating performance measures are useful for investors because they enhance investors’ ability to analyze trends in the Company’s business and compare the Company’s operating performance to the performance of the Company’s peers.

In addition, management believes that EBITDA is an appropriate measure of evaluating the Company’s operating performance and liquidity because it reflects the resources available for strategic opportunities including, among others, to invest in the business, strengthen the balance sheet, repurchase its securities and make strategic acquisitions.  Management also believes that presenting EBITDA as calculated under the financial covenants included in the Company’s existing credit facility provides useful information to investors about the Company’s access to an important source of liquidity.

The presentation of this additional information is not meant to be considered in isolation or as a substitute for the Company’s financial results prepared in accordance with GAAP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVAYA INC.

Date: April 24, 2002	By:	/s/ Garry K. McGuire
		Name:	Garry K. McGuire
		Title:	Chief Financial Officer and
Senior Vice President, Operations

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release of Avaya Inc. dated April 24, 2003.